PRIVATE AND CONFIDENTIAL

The Directors

Pavillion Mortgages 2024-1 Plc (the “Issuer”)

10th Floor

5 Churchill Place

London

E14 5HU

The Directors

Barclays UK Plc (the “Originator”)

1 Churchill Place

London

E14 5HP

Barclays Bank PLC (the “Arranger” and the “Lead Manager”)

1 Churchill Place

London

E14 5HP

and the Other Managers (as defined in the agreement)

25 July 2024

Dear Ladies and Gentlemen

Agreed-upon procedures (AUP) report of factual findings in connection with the issuance of Residential Mortgage Backed Securities (“RMBS”) (the “Securitisation”).

Purpose of this AUP Report

This AUP Report is produced in accordance with the terms of our agreement dated 8 July 2024 (the “agreement”) and attached in Appendix 2 to this AUP Report.

This AUP Report is addressed to the addressees solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Securitisation and may not be suitable for another purpose.

Your Responsibilities

You are responsible for determining that the scope of the services is sufficient for your purposes (and the purposes of any other intended recipients of the AUP Report) and have confirmed that the procedures described herein are appropriate for the purpose for which of the services were engaged.

It is the responsibility of the Originator to take all reasonable care to ensure that any data provided to us has been properly extracted from the books and records of the Originator and for the creation and maintenance of all accounting records supporting that data.

It is the responsibility of the Originator to respond to the due diligence enquiries of the Arranger and Lead Manager concerning the Originator’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Securitisation to enable the Arranger and Lead Manager to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT T: +44 (0) 2075 835 000, F: +44 (0) 2072 124 652, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

Our Responsibilities

Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 (Revised) ‘Agreed-Upon Procedures Engagements.’ We have complied with the ethical requirements in the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales. For the purpose of this engagement, there were no independence requirements with which we were required to comply.

An agreed-upon procedures engagement involves performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

We have applied International Standard on Quality Management (UK) 1 ‘Quality Management for Firms that Perform Audits or Reviews of Financial Statements, or Other Assurance or Related Services Engagements’, and accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and Findings

We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

Our procedures, as stated in our agreement, did not constitute an audit or assurance engagement made in accordance with generally accepted auditing or assurance standards, the objective of which would be the expression of assurance. We do not express such assurance. Had we performed additional procedures or had we performed an audit or assurance engagement, other matters might have come to our attention that we would have reported to you. The findings do not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records, nor does the AUP Report include an evaluation of the findings. That is solely the responsibility of the intended users of the AUP Report.

The Originator may include a copy of this AUP Report in the bible of transaction documents of the Securitisation. You may also disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves.

This AUP Report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this AUP Report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully,

PricewaterhouseCoopers LLP

Chartered Accountants

London

25 July 2024

Appendix 1 to the AUP Report

Procedures performed in relation to a sample of accounts

1.	We were provided with a data file by Originator on 31 May 2024 entitled “Project Fleetwood - BoE Tape 20240430 PwC V2” (the “Sample Selection File”) detailing account numbers for the provisional portfolio of mortgage loans (the “Mortgage Loans”) as at 30 April 2024 (the “Cut-Off Date”), totalling 10,262 Mortgage Loans.

2.	At your request, we stratified the Mortgage Loans into two pools using the data field “Pool ID”. The 6,503 Mortgage Loans flagged as “Base Pool” and the 3,759 Mortgage Loans flagged as “Upsize Pool”. We have been informed that the Base Pool represents the Securitisation pool as at the Cut-Off Date.

3.	We have selected a random sample of 443 Mortgage Loans flagged as “Base Pool” in the Sample Selection File (the “Initial Selected Sample”). The size of the total sample was based on statistical sampling techniques using the following criteria:

●	99% confidence level;
●	0% expected error rate;
●	1% maximum error rate.

You have agreed the sample size of 443 Mortgage Loans as being sufficient and appropriate for the purposes of this engagement.

4.	In addition, we selected a reserve sample of 27 Mortgage Loans (the “Reserve Sample”) from the Sample Selection File, to be used to replace any Mortgage Loans in the Initial Selected Sample which had been redeemed from the Base Pool between the Cut-Off Date and the date of our testing.

5.	In relation to the Mortgage Loans in the Initial Selected Sample and the Reserve Sample, the Originator provided us with an electronic file on 25 June 2024 named “Fleetwood BOE Apr-24_sample” (the “Extraction File”) which details various attributes in relation to each Mortgage Loan in the Initial Selected Sample and the Reserve Sample.

6.	During our testing 4 Mortgage Loans from the Reserve Sample were used to replace redeemed Mortgage Loans. Therefore the 439 Mortgage Loans from the Initial Selected Sample and the 4 Mortgage Loans from the Reserve Sample represent the “Selected Sample”.

7.	For the purposes of the procedures:

●	A Mortgage Loan can be made up of an initial loan (the “parent loan”) and one or more further advances (each a “child loan”).

●	“Fast track” Mortgage Loans are identified by reference to application form screen in the Mortgage System.

●	Mortgage Loans with Automated Valuation Model (“AVM”) are identified by reference to summary information report or case details screen in the Mortgage System.

●	Interest Free Assistance Loans (“IFAL”) Mortgage Loans are identified by reference to the “Granular Product Type ‘AR105”’ data field of the Extraction File.

●	The Loan System referenced to in each case refers to the live account servicing systems, (the “Mortgage System”):

●	“MSO”

●	“ILP”

●	“Quest”

●	“Fullserve”

●	The term “Mortgage File” in each case refers to scanned or hard copy documents in relation to a particular Mortgage Loan, including the relevant mortgage application form, initial and, if applicable, subsequent Offer Letter(s), Application Control Sheet, Mortgage Deed, Certificate of Title (“COT”), Report on Title (“ROT”), Title Deeds, Valuation Report and any other scanned or hard copy documents relevant to the Mortgage Loan provided to us by the Originator, including screen prints from the Mortgage System.

●	The term “Offer Letter” refers to a mortgage offer letter or other document prepared by the Originator which is addressed to the borrower, detailing the terms and conditions of the mortgage loan offered to the borrower by the Originator.

●	The term “Title Deeds” refers to the Land Registry Title Deed accessed online from the HM Land Registry Direct (www.landregistrydirect.gov.uk) or by using the Land Registry “Charge Validation Service”, copies of such documents in the Mortgage File or equivalent sources or documents (such as the Standard Security, Land Certificate or Charge Certificate obtained from Land and Property Services of Northern Ireland, or Registers of Scotland as applicable), or a letter from a solicitor confirming that the title deeds are held on your behalf.

●	The term “Valuation Report” refers to an Automated Valuation Model (an “AVM”) or a report on valuation performed by an accredited external party.

8.	We did not undertake any procedures to confirm compliance of the Mortgage Loans with the Originator’s origination or valuation policies and procedures.

9.	When confirming the existence of electronic signatures on the Mortgage Files, we agreed that there was a name shown or a scanned signature in the signature box of the agreement. We performed no procedures to verify the integrity of the electronic signature.

10.	We did not perform any procedures on data fields appearing in the Extraction File other than as referred to below.

11.	When checking that attributes as per the Extraction File agreed to the Mortgage File, we agreed that the name of the borrower(s) and address of the property, where such details appear on the source document, agreed with the name and address appearing on the Extraction File, or alternatively that some other unique identifier on the Mortgage File (such as an account number) agreed to that shown on the Extraction File.

12.	For the avoidance of doubt, we did not compare items in the Mortgage File to original documents or screen prints to Mortgage System, unless otherwise stated in the procedures below.

13.	When confirming the existence of signatures on source documents we performed no procedures to verify the integrity of the signature.

14.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work. Where management of the Originator have provided comments on the exceptions, these are included in the results column of the following table. We have not performed any procedures to substantiate the comments.

Description of Agreed-Upon Procedure	Results

1.       Borrower Name

Checked the consistency of the borrower(s)’ first name (or initials) and surname shown in the Mortgage System to the name(s) (or initials) to the Latest Offer Letter.

The following tolerances have been applied in performing these procedures:

●     Legal change of borrower(s)’s names (due to e.g. marriage/divorce) have not been counted as an exception, provided that there was evidence of such change provided in the mortgage file.

●     Immaterial spelling mistakes (such as reversing initials or names) where there is no ambiguity raised about the identity of the borrower(s) have not been reported as an exception.

●     Where there were more than two names listed on the latest Offer Letter but only two names listed on the Extraction File, we have only performed the procedures in relation to the two names included in the Mortgage System.

No exceptions noted.

2.       Property Address

Checked the consistency of the property address (including house number and/or house name, street name, county and postcode) shown in the Mortgage System to the following:

a)      Latest Offer Letter;

2 (a): 1 exception noted:

Description of Agreed-Upon Procedure	Results

b)    Valuation report;

c)     Summary information report or case details screen in the Mortgage System for Mortgage Loans with AVM only; and

d)    Certificate of title (COT) for parent loans or Customer acceptance form for child loans

Management comment: Error Noted – servicing team error when amending address on ILP.

2(b) No exceptions noted.

2(c) No exceptions noted.

2(d):

2 missing documents noted:

Management comment: Unable to retrieve archived document.

1 exception noted:

Management comment: Error Noted - servicing team error when amending address on ILP.

Description of Agreed-Upon Procedure	Results

The following tolerances have been applied in performing these procedures:

▪    Differences where the postcode has been amended due to Royal Mail boundary changes, as determined by reference to the “Address Finder” function on www.royalmail.com.

▪    In cases where an address has been changed, where we have confirmation of the change in address on the Mortgage File as evidenced by change of address form or a letter from a solicitor.

▪    In cases where an address has a missing or different second or third line or there is a difference in post code other than first three digits / letters.

3. Amount Advanced

Compared the value appearing in the “Original Balance ‘AR66’” data field of the Extraction File to the net amount advanced shown on the Offer Letter.

The following tolerance has been applied in performing this procedure:

●    Differences of less than or equal 0.5% of the amount advanced.

No exceptions noted.

4. Original Loan Term

Compared the loan term appearing in the “Loan Term ‘AR61’” data field of the Extraction File to the loan term in the latest Offer Letter.

If the Mortgage Loan selected is a child loan, then the check has been performed in relation to the parent loan under this collateral number and the valuation date of that parent loan.

1 exception noted: Management comment: Error noted.

5. Valuation Date

Agreed the date appearing in the “Valuation Date ‘AR138’” data field of the Extraction File is within 6 months of date of the Valuation Report or valuation date as shown in summary information report / case details screen in Mortgage System for Mortgage Loans with AVM.

No exceptions noted.

Description of Agreed-Upon Procedure	Results

If the Mortgage Loan selected is a child loan, then the check has been performed in relation to the parent loan under this collateral number and the valuation date of that parent loan.

As per your request, we have applied the tolerance of 12 months for cases which are ‘Help to Buy’ as identified by reference to the "Granular Product Type 'AR105"' data field of the Extraction File.

6.    Valuation Amount

Compared the value appearing in the “Valuation Amount ‘AR136’” data field of the Extraction File to the following:

a)    Mortgage System;

b)    Summary information report or case details screen in the Mortgage System for Mortgage Loans with AVM only; and

c)    Valuation Report

If the Mortgage Loan selected is a child loan, then the check has been performed in relation to the parent loan under this collateral number and the valuation date of that parent loan.

As per your request, for the purpose of this test we have considered the lower of;

a)     property purchase price as show in summary information report or case details screen in the Mortgage System; and

b)    Valuation amount as per valuation report.

6(a) – No exceptions noted. 6(b) – No exceptions noted. 6(c) – No exceptions noted.

7.     Signatories

Reported whether the following documents bore signatures or had been acknowledged electronically:

a.     certificate of title (COT) (signed by conveyancer only) – only applicable for parent loans;

7(a) - 1 Missing document noted

Description of Agreed-Upon Procedure	Results

b.     Customer acceptance form – only applicable for child loans; and

c.     mortgage loan application general declaration (signed by applicant(s))

For procedure 7c) we have not reported as an exception instances where an electronic mortgage application form containing a customer declaration section was held in the Mortgage File.

We have not reported as an exception instances where, for cases completed during COVID (March 2020 – February 2022), the declaration was completed by the broker on behalf of the customer (which we have been informed was the Originator’s policy at that time).

We have not reported as an exception instances where the Originator did not require a general declaration as per underwriting policy (February 2022 onwards).

Management comment: Unable to retrieve archived document

7(b) – 1 Missing document noted:

Management comment: Unable to retrieve archived document

7(c) - 2 Missing documents noted:

Management comment: Unable to retrieve archived document

Description of Agreed-Upon Procedure	Results

8.    Repayment Type

Compared the repayment type appearing in the “Repayment Method ‘AR69’” data field of the Extraction File to the following:

a)    Mortgage System; and

b)    Latest Offer Letter or deed of variation where applicable for a product switch.

We have not reported as an exception instances where the repayment type does not agree to the relevant mortgage Offer Letter but is supported by evidence on the Mortgage File, such as a letter of request from the borrower, indicating an amended repayment type.

8(a) - No exceptions noted. 8(b) – No exceptions noted.

9.    Interest rate

a)     Compared the interest type appearing in the data field “Interest Rate Type ‘AR107’” of the Extraction File to the Mortgage System.

b)     Compared the interest rate appearing in the data field “Current Interest Rate ‘AR109’” of the Extraction File to the Mortgage System.

c)     Compared the interest rate reset date appearing in the data field “Interest Revision Date 1 ‘AR113’” of the Extraction File to the Mortgage System. Applicable for fixed rate loans only.

9(a) – No exceptions noted. 9(b) – No exceptions noted. 9(c) – No exceptions noted.

Description of Agreed-Upon Procedure	Results

10. Origination Date

Compared the origination date appearing in the data field “Loan Origination Date ‘AR55’” in the Extraction File to the origination date on the:

a)     Certificate of Title (for parent loan) and Customer Acceptance Form (for child loan); and

b)    Mortgage System.

Where there is evidence of a delayed completion, we compared the completion date as per the Extraction File agrees to the date on the solicitor correspondence.

The following tolerances have been applied in performing these procedures:

●  We have not reported as an exception where there is a difference equal or less than 7 days for a parent loan.

●  We have not reported as an exception where there is a difference equal or less than 10 days for a child loan.

10(a) – 2 Missing Documents noted Management comment: Unable to retrieve archived document 10(b) - no exceptions noted.

11.  Income Verification

For each Mortgage Loan in the Selected Sample:

a)             Agreed the borrower income certification check type flag appearing in the data fields “Income Verification for Primary Income ‘AR27’” and ““Income Verification for Secondary Income ‘AR29’” of the Extraction File to the "Case requirements summary" screen on the Mortgage System.

11(a) - No exceptions noted.

Description of Agreed-Upon Procedure	Results

b)            Where the Mortgage Loan was marked as verified (‘VRFD’) in the “Income Verification for Primary Income ‘AR27’” and ““Income Verification for Secondary Income ‘AR29’” data fields of the Extraction file, we agreed that income verification (either automated (AIV) or manual) was performed as evidenced by either:

i)    a ‘Pass’ in the “AIV_Status” data field of the Extraction File for automated income verification; or

ii)   for all other loans (manual income verification) the 'Case requirements summary' screen of the Mortgage System included the corresponding documents (such as salary confirmation from employer, a payslip or bank statements) and those documents were attached.

As per your request, we have not performed this procedure on IFAL and Fast Track Mortgage Loans.

11(b) - No exceptions noted.

12. Current Balance

Compared the Current Balance appearing in the data field “Current Balance ‘AR67’” of the Extraction File to the current balance shown on the Mortgage System as at the Cut-Off Date with a +/- £1 tolerance.

No exceptions noted.

13. Arrears

Compared the balance in arrears value appearing in the data field “Arrears Balance ‘AR169’” of the Extraction File to the historical arrears information on the Mortgage System as at the Cut-Off Date.

No exceptions noted.

Description of Agreed-Upon Procedure	Results

14. CCJ Check

For each Mortgage Loan in the Selected Sample we checked that a Credit Search had been completed in the name(s) of the borrower(s), as shown on the ‘Decision history’ screen of the Mortgage System or , or that the Mortgage File contained a copy of a Credit Search.

No exceptions noted.

15.  Employment Status

Compared the employment status appearing in the data fields “Borrower’s Employment Status ‘AR21’” and “second Borrower’s Employment Status ‘AR189’” of the Extraction File to the Mortgage System or mortgage application form.

We have not reported as an exception where the employment status did not match to the primary borrower per the mortgage application, form, but did match the secondary borrower.

1 exception noted: Management comment: Error noted.

16. First Time Buyer

Compared the first-time buyer status appearing in the data field “First-Time Buyer ‘AR22’” of the Extraction File to the first-time buyer status identified on Mortgage System or the mortgage application form.

If the Mortgage Loan selected is a child loan, then the check has been performed in relation to the parent loan under this collateral number and the valuation date of that parent loan.

No exceptions noted.

Appendix 2 to the AUP Report

Engagement letter dated 8 July 2024